EXHIBIT NUMBER 10.10

AMENDMENT NO. 3
TO
SERIES 2000-1 TERMS SUPPLEMENT

AMENDMENT NO. 3, dated as of July 8, 2002, between MCG Master Trust (the “Issuer”) and Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as Indenture Trustee (the “Indenture Trustee”).

WHEREAS, the Issuer and the Indenture Trustee entered into the Indenture dated as of June 1, 2000 (as amended, the “Indenture”) and the Series 2000-1 Terms Supplement to the Indenture dated as of June 1, 2000 (as amended, the “Series 2000-1 Terms Supplement”) in connection with the issuance by the Issuer of the MCG Master Trust Notes, Series 2000-1 (the “Notes”); and

WHEREAS, Section 9.02 of the Indenture and Section 5.5 of the Series 2000-1 Terms Supplement permit the Series 2000-1 Terms Supplement to be amended from time to time pursuant to the conditions set forth therein; and

WHEREAS, the parties hereto wish to amend the Series 2000-1 Terms Supplement as set forth herein;

NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

1.    Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Series 2000-1 Terms Supplement and in Appendix A to the Sale and Servicing Agreement dated as of June 1, 2000, as amended, among the Issuer, MCG Finance II, LLC (f/k/a MCG Finance Corporation II) and MCG Capital Corporation (f/k/a MCG Credit Corporation).

2.    In clause (vii) of the definition “TERMINATION EVENT” the percentage “2.25%” is hereby replaced with the percentage “3.00%.”

3.    Except as otherwise set forth herein, the Series 2000-1 Terms Supplement shall continue in full force and effect in accordance with its terms.

4.    This Amendment No. 3 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 to Series 2001-1 Terms Supplement as of the day and year first above written.

MCG MASTER TRUST:

By:	MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation)

By:	/s/ STEVEN F. TUNNEY
Name: Steven F. Tunney Title: President and Chief Operating Officer

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association), not in its individual capacity but solely as Indenture Trustee

By:	/s/ TIMOTHY MATYi
Name: Timothy Matyi Title: Assistant Vice President

CONSENTED TO:

WACHOVIA SECURITIES, INC.
(f/k/a First Union Securities, Inc.),
as Administrative Agent

By:	/s/ MARY KATHERINE JETT
Name: Mary Katherine Jett Title: Vice President

VARIABLE FUNDING CAPITAL CORPORATION,
as Sole Noteholder

By:	WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc.), as attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilson, Sr. Title: Vice President